Exhibit 23.1


Moss  Adams  LLP
Certified  Public  Accountants
222  S.W.  Columbia  Street,  Suite  400
Portland,  OR  97201
Phone  503.242.1447
Fax     503.274.2789
www.mossadams.com
--------------------------------------------------------------------------------


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference to the Registration Statement on Form S-4 of Stratabase of our Auditor's Report included in the Stratabase Form 10-KSB for the fiscal year ended December 31, 2001.


We hereby further consent to the reference to our firm under the caption "Experts" in the Registration Statement.



/s/ Moss Adams LLP

Portland, Oregon
January 8, 2003